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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

EPIX Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21863 (Commission File Number)	04-3030815 (I.R.S. Employer Identification No.)
71 Rogers Street Cambridge, Massachusetts 02142 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 250-6000

Item 5. Other Events and Regulation FD Disclosure.

        On July 28, 2003, the Registrant issued a press release announcing that it plans to publicly offer 4,300,000 shares of its common stock. The offering will be made from a registration statement covering shares of common stock that became effective in January 2003. The Registrant will grant to the underwriters an option to purchase an additional 645,000 shares of its common stock within 30 days after the offering to cover over-allotments incurred in the offering. SG Cowen and Wells Fargo Securities, LLC are co-lead managers of the offering, with SG Cowen acting as bookrunning lead manager. Needham & Company, Inc. and WR Hambrecht+Co are acting as co-managers. The information contained in the press release dated July 28, 2003 is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)
The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press Release dated July 28, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX MEDICAL, INC. (Registrant)
Date: July 28, 2003	By:	/s/ PEYTON J. MARSHALL Peyton J. Marshall Senior Vice-President, Finance and Administration, Chief Financial Officer

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SIGNATURES